SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            May 7, 2001
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


  Delaware                         1-7182                  13-2740599
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(State or Other                 (Commission            (I.R.S. Employer
Jurisdiction of                 File Number)          Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                 10080
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:      (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)


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Item 9.  Regulation FD Disclosure

     On May 7, 2001, Merrill Lynch & Co., Inc. issued the following press release.

                       DAVID H. KOMANSKY, MERRILL LYNCH'S
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                          TO PRESENT AT GOLDMAN SACHS'
                          INVESTOR CONFERENCE ON MAY 14

     NEW YORK, May 7 - David H. Komansky, chairman and chief executive officer of Merrill Lynch, is scheduled to deliver a presentation at Goldman Sachs' Financial Services Conference on Monday, May 14 at 8:30 am (EDT). Mr. Komansky will address the theme of the conference, "A Premium For Execution."

     Mr. Komansky's presentation will be available via a live audio webcast, at https://www.gs.com/ir/conf (username: conference/conf9; password: finance). Presentation materials will be available on the day of the conference at Merrill Lynch's Investor Relations website at www.ir.ml.com. An on-demand webcast replay of the presentation should be available at www.ir.ml.com shortly thereafter.

     Merrill Lynch (NYSE: MER) is one of the world's leading financial management and advisory companies with offices in 44 countries and total client assets of about $1.6 trillion. As an investment bank, it is the top global underwriter and market maker of debt and equity securities and a leading strategic advisor to corporations, governments, institutions, and individuals worldwide. Through Merrill Lynch Investment Managers, the company is one of the world's largest managers of financial assets. For more information on Merrill Lynch, please visit www.ml.com.

     Merrill Lynch may make or publish forward-looking ___ statements about management expectations, strategic objectives, business prospects, anticipated financial performance and other similar matters. A variety of factors, many of which are beyond Merrill Lynch's control, could cause actual results and experience to differ materially from the expectations expressed in these statements. These factors include, but are not limited to, financial market volatility, actions and initiatives by current and potential competitors, the effect of current and future legislation or regulation, and additional factors described in Merrill Lynch's 2000 Annual Report on Form 10-K, which is available at the SEC's website, www.sec.gov. Merrill Lynch undertakes no responsibility to update or revise any forward-looking statements.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 MERRILL LYNCH & CO., INC.
                                            ---------------------------------
                                                       (Registrant)




                                            By:  /s/ Andrea L. Dulberg
                                               ------------------------------
                                                     Andrea L. Dulberg
                                                     Corporate Secretary


Date:    May 8, 2001